[GRAPHIC OMITTED]

                                  Smith Barney
                   ------------------------------------------
                        Intermediate Municipal Fund, Inc.

                                                              Semi-Annual Report
                                                              June 30, 1999

Smith Barney
Intermediate Municipal
Fund, Inc.

                                        [PHOTO OMITTED]          [PHOTO OMITTED]

                                        Heath B. McLendon        Peter M. Coffey
                                        Chairman                 Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Intermediate Municipal Fund, Inc. ("Fund") for the period ended June 30, 1999. We hope you find this report to be useful and informative. During the past six months, the Fund distributed income dividends totaling $0.26 per share. The table below shows the annualized distribution rates based on the Fund's net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

               Price               Annualized             Six-Month
             Per Share         Distribution Rates*      Total Returns
          ---------------      -------------------      -------------
          $10.23 (NAV)                5.16%                (0.94)%
          $ 9.50 (AMEX)               5.56%                (8.68)%

The Fund had a negative total return of a 0.94%, based on NAV for the six months ended June 30, 1999, versus the average total return of a negative 2.39% for closed-end municipal bond funds based on NAV for the same period, according to Lipper, Inc. (Lipper is a major fund tracking organization.)

Investment Strategy

The Intermediate Municipal Fund seeks as high a level of current income exempt from regular Federal income tax as is consistent with prudent investing. In line with this objective, the Fund follows an investment strategy with emphasis on high quality, high coupon issues. As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's portfolio will not be more than ten years.

During the past six months, we slightly shortened the Fund's average weighted maturity to 9.7 years. As of June 30, 1999, approximately 91% of the Fund's holdings were rated investment grade and roughly 45% of the Fund's investments were rated triple-A. As of June 30, 1999, a major portion of the

----------
* The annualized distribution rate assumes a current monthly dividend rate of $0.044 per share for twelve months.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 1

Fund's assets were allocated among the following types of municipal bonds: hospital bonds (17.6%), multi-family housing bonds (13.7%) and education bonds (13.6%).

Municipal Bond Market Update

The last six months witnessed a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a sharp drop in bond yields and a 0.75% decrease in long-term interest rates -- yields have markedly increased with greater volatility in recent months. Throughout this period of volatility, municipal bond yields were relatively stable in comparison to U.S. Treasury bonds, and we expect this trend to continue despite rising inflation fears and probable interest rate hikes.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.3% annualized GDP growth rate for the first quarter. Furthermore, the labor market continued to be extremely tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation -- as measured by the Consumer Price Index ("CPI") --was virtually absent. Many economists have credited productivity gains in the form of increased use of technology and sagging global demand with keeping inflation under control. However, in the month of April, the CPI rose by 0.7% -- its largest monthly increase in nine years. This, coupled with signs that many world economies were in the nascent stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. In response, the Federal Reserve Board ("Fed") announced an intention towards a tightening monetary policy, signaling that interest rates may be increased at the Fed's next Federal Open Market Committee meeting on June 29, 1999 and June 30, 1999. (Indeed, following the meeting, the Fed did raise short-term interest rates 0.25%.)

The impact of these economic conditions on the bond market has been an increase in yields, especially after inflation fears rose in the second quarter. Between April 8, 1999 and June 24, 1999 municipal bond yields--as measured by the Bond Buyer's 25 Revenue Index--grew 0.33% to 5.62%. In the same period, 30-year U.S. Treasury bond yields rose 0.71% to 6.16%. These rising yields reflect that the expectation of higher inflation is already being priced into the market. Municipal bond yields, as expected, have not risen as dramatically as Treasury bond yields. In our opinion, although municipal bonds may exhibit a somewhat greater degree of volatility if interest rates continue to rise, the relative stability of municipal bonds versus many other types of bonds may make it an attractive option for many risk-averse investors.

Over the long term, the real rate of returns (i.e., after subtracting the effects of inflation) is what matters most for fixed-income investors. We believe that on


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders
this basis, municipal bonds still represent excellent values. A diligent Fed monetary policy with the effects of global competition and the high productivity of our economy should serve to keep inflation at historically low levels. Moreover, long-term municipal bonds are currently providing approximately 90% of long-term U.S. Treasury yields. Typically, municipal bonds are considered a good value when they yield about 85% of comparable-maturity U.S. Treasury bonds.

Municipal Bond Market Outlook

We remain cautiously optimistic on the municipal bond market in the coming months. In our view, U.S. economic growth should remain healthy with productivity gains helping to contain higher inflationary pressures. Clearly, the Fed's monetary policy bias has changed from the latter part of 1998. After raising short-term interest rates on June 30, 1999, it is possible that the Fed will continue to take back the interest rate cuts initiated last year. However, until more substantial evidence of rising inflation appears, we do not believe that the Fed will embark on an extended campaign of raising interest rates. We remain positive on the prospects for municipal bonds and believe the Intermediate Municipal Fund is well positioned for the immediate future.

Thank you for investing in the Smith Barney Intermediate Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

July 16, 1999


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 3

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 23. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investor Services Group, Inc. (the "Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSBC Fund Management Inc.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Education -- 13.6%
$1,700,000  Aa2*   Arizona Education Loan Marketing Corp.,
                       7.000% due 3/1/02(b)                          $ 1,787,125
 1,805,000  AAA    Bastrop, TX ISD, PSFG, zero coupon due 2/15/18        636,263
 2,500,000  AAA    Chicago, IL Board of Education, Capital
                       Appreciation, Chicago School Reform,
                       Series A, AMBAC-Insured, zero coupon
                       due 12/1/16                                       965,625
 1,000,000  AAA    Franklin, TN Special School District, Capital
                       Appreciation, FSA-Insured, zero coupon
                       due 6/1/19                                        320,790
 1,000,000  A-     Hempstead, NY IDA, Civic Facility Revenue,
                       Adelphi University Civic Facility, 5.250%
                       due 2/1/13                                      1,000,000
   395,000  NR     Idaho Student Loan Fund Refunding Marketing
                       Association Inc., Student Loan Refunding,
                       6.400% due 10/1/99, Sinking Fund Average
                       Life 10/1/99                                      396,138
   400,000  Aaa*   Joshua, TX Independent School Board, Capital
                       Appreciation, Series C, PSFG, zero coupon
                       due 2/15/12                                       204,500
   270,000  AAA    Massachusetts Education Loan Authority Issue
                       E, Series A, AMBAC-Insured, 6.850%
                       due 1/1/04(b)                                     283,500
   520,000  A*     Montana Higher Education Student Assistance Corp.,
                       Student Loan Revenue, 7.050% due 6/1/04,
                       Sinking Fund Average Life 4/9/03(b)               542,100
 1,000,000  Aaa*   Nebraska, Income Revenue, Junior Subordinate,
                       Series A-6, MBIA-Insured, 6.450% due 6/1/18,
                       Sinking Fund Average Life 8/8/17(b)             1,030,000
   500,000  A3*    New England Education Loan Marketing Corp.,
                       Massachusetts Refunding Student Loan Revenue,
                       6.900% due 11/1/09(b)                             561,875
 1,000,000  Aaa*   Northwest, TX ISD, Capital Appreciation, PSFG,
                       zero coupon due 8/15/13                           448,750
 1,475,000  AAA    Pennsylvania State Higher Educational Facilities
                       Authority, Health Services Revenue, Allegheny
                       Delaware Valley Obligation, Series A, 5.600%
                       due 11/15/09                                    1,475,000
 1,000,000  AAA    Redford Michigan Unified School District,
                       AMBAC-Insured, 5.000% due 5/1/12                  990,000
                   Vermont State Colleges Revenue, Capital Appreciation:
   500,000  A          Zero coupon due 7/1/09                            290,000
   500,000  A          Zero coupon due 7/1/10                            273,125
   500,000  A          Zero coupon due 7/1/11                            255,000
--------------------------------------------------------------------------------
                                                                      11,459,791
--------------------------------------------------------------------------------
Electric -- 2.5%
                   Washington Public Power Supply System Nuclear
                       Power:
 1,000,000  Aa1*       Project 1, 7.750% due 7/1/03                    1,117,500
 1,000,000  Aa1*       Series A, Project 2, 5.000% due 7/1/12            975,000
--------------------------------------------------------------------------------
                                                                       2,092,500
--------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 10.8%
   990,000  AAA    Houston, TX Airport Systems Revenue, 5.500% due
                       7/1/12, Sinking Fund Average Life 4/24/07         988,763


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Escrowed to Maturity (c) -- 10.8% (continued)
$  305,000  NR     Lafayette, LA Public Financing Authority,
                       Single-Family Mortgage Revenue, FHA-Insured,
                       7.200% due 4/1/10, Sinking Fund Average
                       Life 9/13/05                                 $    343,915
   220,000  NR     Los Angeles Hollywood, CA Presbyterian
                       Single-Family Mortgage, 9.625% due 7/1/13,
                       Sinking Fund Average Life 6/13/08                 283,800
   775,000  AAA    Metropolitan Nashville, TN Airport Authority
                       Revenue, 7.500% due 7/1/05, Sinking Fund
                       Average Life 3/17/03                              832,156
   199,000  AAA    New Jersey State Turnpike Authority Revenue
                       Refunding, 10.375% due 1/1/03, Sinking Fund
                       Average Life 8/16/01                              222,133
 1,355,000  A3*    New York, NY GO, Series D, 7.300% due 2/1/01        1,421,056
 1,855,000  BBB+   New York State Urban Development Corp. Revenue,
                       7.300% due 4/1/01                               1,957,025
   205,000  AAA    Ohio State Water Development Authority Revenue,
                       Armco Steel Corp., 7.875% due 11/1/00,
                       Sinking Fund Average Life 5/2/00                  211,406
 1,430,000  AAA    Ohio State Water Development Authority Safe
                       Water, Series 2, 9.375% due 12/1/10, Sinking
                       Fund Average Life 5/5/05                        1,744,600
    80,000  AAA    Salt Lake City, UT Water Conservancy Distribution
                       Revenue, Series A, MBIA-Insured, 10.875% due
                       10/1/02, Sinking Fund Average Life 5/17/01         88,800
 1,000,000  NR     Southwestern Illinios, Development Authority Hospital
                       Revenue, (Wood River Hospital Project),
                       6.875% due 8/1/03, Sinking Fund Average Life
                       9/19/01                                         1,065,000
--------------------------------------------------------------------------------
                                                                       9,158,654
--------------------------------------------------------------------------------
Finance -- 1.0%
   765,000  A-     Tulsa, OK Housing Assistance Corp. Multi-Family
                       Revenue, HUD-Insured, 7.250% due 10/1/07
                       Sinking Fund Average Life 9/17/04(b)              808,988
--------------------------------------------------------------------------------
General Obligation -- 7.3%
 1,000,000  AAA    Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03    1,052,500
   885,000  AAA    District of Columbia GO, MBIA-Insured, 6.750%
                       due 6/1/01                                        901,196
                   Harris County, TX GO, Capital Appreciation,
                       MBIA-Insured:
   875,000  AAA        Zero coupon due 8/15/12                           435,313
 1,250,000  AAA        Zero coupon due 8/15/13                           585,938
 1,000,000  AA     Harvey, IL GO Refunding, Asset Guaranty-Insured,
                       6.700% due 2/1/09, Sinking Fund Average Life
                       2/26/08                                         1,095,000
   750,000  AAA    New Haven, CT GO, Series 1992A, 9.250% due 3/1/02,
                       Sinking Fund Average Life 3/1/01                  807,188
   145,000  A-     New York, NY GO, Series D, 7.300% due 2/1/01          151,706
 1,075,000  AAA    Oneida County, NY GO, FGIC-Insured,
                        5.250% due 3/15/10                             1,101,875
--------------------------------------------------------------------------------
                                                                       6,130,716
--------------------------------------------------------------------------------
Government Facilities -- 1.8%
 1,490,000  AAA    Chicago, IL Public Buildings Committee Building
                       Revenue, Series A, MBIA-Insured, 5.250% due
                       12/1/11, Sinking Fund Average Life 6/6/11       1,506,763
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Hospital -- 17.6%
$1,000,000  AA     Clackamas County Hospital Facility, Legacy Health Systems,
                       5.500% due 2/15/14                            $ 1,029,354
 1,290,000  Baa3*  Colorado Health Facilities Authority Revenue,
                       Rocky Mountain Adventist, 6.250% due 2/1/04,
                       Sinking Fund Average Life 3/20/02               1,262,587
   945,000  NR     Coweta County, GA Development Authority Revenue,
                       Senior Care Group Inc., 6.750% due 7/1/10,
                       Sinking Fund Average Life 7/6/06                  945,000
   620,000   A     Defiance, OH Hospital Revenue Refunding, Defiance
                       Hospital, 7.625% due 11/1/03, Sinking Fund
                       Average Life 11/16/01                             628,680
 2,000,000  AA     Harris County, TX Health Facilities Development
                       Corp., Hospital Revenue, (Texas Childrens
                       Hospital Project), Series A, 5.375% due
                       10/1/16                                         1,960,000
 1,000,000  A2*    Indiana Health Facilities Authority Hospital
                       Revenue Refunding Bonds, St. Anthony Medical
                       Center, 7.000% due 10/1/06, Sinking Fund
                       Average Life 10/17/05                           1,056,250
 1,000,000  AAA    Maryland Health & Higher Education Facility Authority
                       Revenue, (Mercy Medical Center Project),
                       FSA-Insured, 6.500% due 7/1/13, Sinking Fund
                       Average Life 3/7/11                             1,137,500
                   Orange County, FL Health Facilities Authority Hospital
                       Revenue Bonds, Adventist Health Systems/Sunbelt:
 1,180,000  AAA            AMBAC-Insured, 6.875% due 11/15/04,
                               Sinking Fund Average Life 12/01/03      1,215,648
   500,000  AAA            FSA-Insured, FLAIRS, 6.810% due 11/15/07(d)   529,375
   210,000  AAA    Oshkosh, WI Hospital Facility Revenue, Mercy Medical
                       Center, 7.375% due 7/1/09, Sinking Fund Average
                       Life 1/22/04                                      232,946
 1,045,000  BBB+   Rhode Island State Health & Educational Building,
                       Corporation Revenue, Roger Williams Hospital
                       Financing, 5.400% due 7/1/13,
                       Sinking Fund Average Life 1/23/12                 997,975
   215,000  AA     Taos County, NM Gross Receipts Tax Revenue,
                       Asset Guaranty-Insured, 6.125% due 12/1/01,
                       Sinking Fund Average Life 3/13/01                 220,106
 2,000,000  AAA    Tarrant County, TX Health Facilities Development
                       Corp., Health System Revenue, Series A,
                       MBIA-Insured, 5.750% due 2/15/12                2,102,499
 1,000,000  Baa2*  Tomball, TX Hospital Authority Revenue, Tomball
                       Regional Hospital, 5.750% due 7/1/14, Sinking
                       Fund Average Life 8/8/12                          985,203
   500,000  AAA    Wisconsin State Health & Educational Facilities,
                       Authority Revenue, Children's Hospital of
                       Wisconsin, AMBAC-Insured, 5.625% due 2/15/16      516,875
--------------------------------------------------------------------------------
                                                                      14,819,998
--------------------------------------------------------------------------------
Housing: Multi-Family -- 13.7%
   905,000  AAA    Beaumont, TX Multi-Family Housing Finance, Regency
                       Place Apartments, Asset Guaranty-Insured,
                       7.000% mandatory tender 10/1/03,
                       Sinking Fund Average Life 7/21/03                 916,113


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Housing: Multi-Family -- 13.7% (continued)
$  585,000  AAA    Charlotte, NC Mortgage Revenue Refunding,
                       Double Oaks Apartment, Series A, FHA-Insured,
                       7.300% due 11/15/07, Sinking Fund Average
                       Life 5/5/04                                   $   628,144
   850,000  AA+    Hudson County, NJ Improvement Authority, Multi-Family
                       Housing Revenue Bonds,  6.600% due 6/1/04
                       Sinking Fund Average Life 7/14/02(b)              898,875
                   Maricopa County, AZ IDA, Multi-Family Housing
                       Revenue:
 1,770,000  AAA        National Health Facilities II Project,
                            Series A, FSA-Insured 5.500% due 1/1/18,
                            Sinking Fund Average Life 11/10/15         1,807,612
   895,000  AAA        Metro Gardens-Mesa Ridge Project, Series A,
                            MBIA-Insured, 5.650% due 7/1/19,
                            Sinking  Fund Average Life 2/27/17           914,019
   885,000  A2*    McMinnville, TN Housing Authority Revenue Refunding,
                       First Mortgage, Beersheba Heights, 6.000%
                       due 10/1/09, Sinking Fund Average Life 4/14/05    920,400
   420,000  AAA    Missouri State Housing Development  Community
                       Mortgage Revenue, Series C, GNMA/FNMA-
                       Collateralized, 7.450% due 9/1/27, Sinking
                       Fund Average Life 12/9/22                         467,775
                   MountVernon, IL Elderly Housing Corp., First Lien
                       Revenue Bonds, Section 8 Assisted, Series 1979:
   160,000  Ba3*           7.875% due 4/1/01                             160,026
   170,000  Ba3*           7.875% due 4/1/02                             170,027
   185,000  Ba3*           7.875% due 4/1/03                             185,030
   200,000  Ba3*           7.875% due 4/1/04                             200,032
   215,000  Ba3*           7.875% due 4/1/05                             215,034
   235,000  Ba3*           7.875% due 4/1/06                             235,038
   250,000  Ba3*           7.875% due 4/1/07                             250,040
   270,000  Ba3*           7.875% due 4/1/08                             270,043
   480,000  AAA    Nevada Housing Division, Multi-Unit Housing,
                       (Austin Crest Project), FNMA-Collateralized,
                       5.500% due 10/1/09, Sinking Fund Average
                       Life 2/15/06                                      478,200
   730,000  AAA    San Jose, CA Multi-Family Housing, (Country Brook
                       Project), FNMA-Collateralized, 6.500% mandatory
                       tender 4/1/02, Sinking Fund Average Life
                       1/21/01                                           757,375
   825,000  Aa*    Streamwood, IL Multi-Family Housing Revenue,
                       (Southgate Project), FHA-Insured, 6.200% due
                       11/1/07                                           862,125
 1,000,000  AAA    Texas State Department Housing and Community
                       Affairs, Home Mortgage Revenue, Series C-2,
                       GNMA, FNMA & FHLMC-Insured, 5.000% due
                       7/2/24(d)                                       1,177,500
--------------------------------------------------------------------------------
                                                                      11,513,408
--------------------------------------------------------------------------------
Housing: Single-Family -- 2.8%
   305,000  AAA    St. Louis County, MO Single-Family Mortgage Revenue,
                       MBIA-Insured, 6.750% due 4/1/10,
                       Sinking Fund Average Life 5/20/07                 305,110


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Housing: Single-Family -- 2.8% (continued)
$1,000,000  AA+    Virginia State Housing Development Authority
                       Commonwealth  Mortgage, Series H, 6.100%
                       due 7/1/03                                    $ 1,035,000
 1,060,000  AA     Wisconsin Housing & Education Development
                       Authority, Home Ownership Revenue, 6.350%
                       due 3/1/01                                      1,083,850
--------------------------------------------------------------------------------
                                                                       2,423,960
--------------------------------------------------------------------------------
Industrial Development -- 3.4%
 1,000,000  A      Kanawha, WV Commercial Development Revenue,
                       (May Department Store Project), 6.500%
                       due 6/1/03                                      1,070,000
 1,000,000  NR     Newbern, TN  Industrial Development Ltd.
                       Obligation, Newburn Rubber Inc., 7.900%
                       due 3/1/00                                      1,024,410
   800,000  NR     Sussex County, DE Economic Development Revenue
                       Refunding Bonds, (Rehoboth Mall Project),
                       Series 1992, 7.250% due 10/15/12, Sinking
                       Fund Average Life 5/30/07                         745,000
--------------------------------------------------------------------------------
                                                                       2,839,410
--------------------------------------------------------------------------------
Miscellaneous -- 7.0%
 1,250,000  AA     Bernalillo County, NM Gross Receipts, Tax Revenue,
                       5.125% due 4/1/16                               1,231,250
   670,000  AAA    Cibola County, NM Gross Receipts, Tax Revenue,
                       AMBAC-Insured, 5.000% due 11/1/16                 643,200
 1,000,000  BBB-   Clarksville, TN Natural Gas Acquisition Corp. Gas
                       Revenue, Series A, 7.500% due 11/1/04,
                       Sinking Fund Average Life 9/7/04                1,033,850
 1,000,000  A      Illinois Development Finance Authority, City
                       East of St. Louis, 6.875% due 11/15/05,
                       Sinking Fund Average Life 7/26/03               1,080,000
   800,000  A      South Dakota Economic Development Finance Authority,
                       APA Optics, Series A, 6.750% due 4/1/16,
                       Sinking Fund Average Life 7/7/13(b)               865,000
 2,000,000  AAA    Southern Illinois University Revenue Capital
                       Appreciation, Housing & Auxiliary Facilities,
                       MBIA-Insured, zero coupon due 4/1/12            1,022,500
--------------------------------------------------------------------------------
                                                                       5,875,800
--------------------------------------------------------------------------------
Pollution Control -- 5.2%
 1,000,000  Aa3*   Brazos River, TX Navigation District Brazoria
                       County PCR, 6.750% due 2/1/10                   1,140,000
 1,200,000  A3*    Erie County, PA Pollution Control (International
                       Paper Company Project), Series A, 5.300%
                       due 4/1/12                                      1,191,000
 1,000,000  AAA    Monroe County, MI PCR, (Detroit Edison Co. Project),
                       AMBAC-Insured, 6.350% due 12/1/04(b)            1,085,000
 1,000,000  A3*    Port Umpqua, OR Pollution Control (International
                       Paper Company Project), 5.200% due 6/1/11         988,750
--------------------------------------------------------------------------------
                                                                       4,404,750
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Pre-Refunded(c) -- 0.2%

$   70,000  AAA    Indiana University Revenue, Series 1983N, (Call
                       7/1/01 @ 100), 10.000% due 7/1/03, Sinking
                       Fund Average Life 4/10/01                     $    75,775
    55,000  AAA    Oklahoma State IDA Oklahoma Health Care Corp.,
                       Series A, FGIC-Insured, (Various Call Dates),
                       9.125% due 11/1/08, Sinking Fund Average
                       Life 5/7/06                                        67,444
--------------------------------------------------------------------------------
                                                                         143,219
--------------------------------------------------------------------------------
Public Facilities -- 3.0%
 1,350,000  A-     Dekalb County, IN Redevelopment Authority Revenue,
                       Mini-Mill Public Improvement, 6.250% due
                       1/15/09                                         1,427,625
 1,000,000  AA-    La Crosse, WI Resource Recovery Revenue, (Northern
                       States Power Co. Project), 6.000% due
                       11/1/21(b)                                      1,063,750
--------------------------------------------------------------------------------
                                                                       2,491,375
--------------------------------------------------------------------------------
Solid Waste -- 1.5%
 1,285,000  B1*    Atlantic City, NJ Utility Authority Solid Waste
                       Revenue, 7.000% due 3/1/02, Sinking Fund
                       Average Life 3/18/01                            1,297,850
--------------------------------------------------------------------------------
Transportation -- 7.4%
 1,400,000  AAA    Chicago, IL Midway Airport Revenue, Series C,
                       MBIA-Insured, 5.500% due 1/1/16                 1,428,000
 2,035,000  AAA    Dallas Fort Worth, TX Regional Airport Revenue
                       Refunding, Series 1992A, FGIC-Insured, 7.750%
                       due 11/1/03                                     2,302,093
 1,920,000  Baa1*  Denver, CO City and County Airport Revenue, Series
                       1990A, 8.250% due 11/15/02(b)                   2,049,600
   500,000  A-     Pittsfield Township, MI Economic Development Corp.
                       Revenue Refunding, (Airport Association
                       Project), Unconditional Guaranty-Lincoln
                       National, 6.400% due 12/1/02                      515,000
--------------------------------------------------------------------------------
                                                                       6,294,693
--------------------------------------------------------------------------------
Utilities -- 1.2%
 1,735,000  AAA    Palo Duro River Authority, TX Refunding,
                       CGIC-Insured, zero coupon due 8/1/09            1,036,662
--------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $82,227,040**)                           $84,298,537
================================================================================
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Bonds are escrowed to maturity with U.S. Government Securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 11 and 12 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A   --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is some what more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Bonds rated "BB" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                11

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds


--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $82,227,040)                     $ 84,298,537
   Receivable for securities sold                                       140,124
   Interest receivable                                                1,326,817
-------------------------------------------------------------------------------
   Total Assets                                                      85,765,478
-------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                     88,072
   Management fees payable                                               44,794
   Capital gains payable                                                 14,748
   Payable to bank                                                        6,518
   Accrued expenses                                                      47,952
-------------------------------------------------------------------------------
   Total Liabilities                                                    202,084
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 85,563,394
===============================================================================
NET ASSETS:
   Par value of capital shares                                     $      8,364
   Capital paid in excess of par value                               83,651,965
   Undistributed net investment income                                    7,571
   Accumulated net realized loss on security transactions              (176,003)
   Net unrealized appreciation of investments                         2,071,497
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.23 a share on 8,364,165 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)           $ 85,563,394
===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                13

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1999

INVESTMENT INCOME:
   Interest                                                        $  2,548,951
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             261,777
   Shareholder communications                                            24,795
   Shareholder and system servicing fees                                 18,448
   Audit and legal                                                        7,289
   Pricing service fees                                                   6,545
   Registration fees                                                      2,976
   Custody                                                                2,728
   Director's fees                                                        2,480
   Other                                                                  3,300
-------------------------------------------------------------------------------
   Total Expenses                                                       330,338
-------------------------------------------------------------------------------
Net Investment Income                                                 2,218,613
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED loss
ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             12,291,707
     Cost of securities sold                                         12,466,374
-------------------------------------------------------------------------------
   Net Realized Loss                                                   (174,667)
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                              5,042,128
     End of period                                                    2,071,497
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (2,970,631)
-------------------------------------------------------------------------------
Net Loss on Investments                                              (3,145,298)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $   (926,685)
===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1999 (unaudited) and the Year Ended December 31, 1998

                                                          1999          1998
===============================================================================
OPERATIONS:
  Net investment income                               $ 2,218,613   $ 4,534,704
  Net realized gain (loss)                               (174,667)      398,584
  Decrease in net unrealized appreciation              (2,970,631)     (281,238)
-------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations      (926,685)    4,652,050
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                (2,208,140)   (4,535,128)
  Net realized gains                                      (47,888)     (350,696)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (2,256,028)   (4,885,824)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net asset value of shares issued
    for reinvestment of dividends                              --       373,399
-------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                    --       373,399
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      (3,182,713)      139,625
NET ASSETS:
  Beginning of period                                  88,746,107    88,606,482
-------------------------------------------------------------------------------
  End of period*                                      $85,563,394   $88,746,107
===============================================================================
* Includes undistributed (overdistributed) net
  investment income of:                               $     7,571   $    (2,902)
===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulation. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

income taxes, to retain such tax-exempt status when distributed to the share holders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement
   and Transactions with Affiliated Persons

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. As compensation for its services, the Fund pays SSBC a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $10,496,645
--------------------------------------------------------------------------------
Sales                                                                 12,291,707
================================================================================

At June 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $2,607,666
Gross unrealized depreciation                                          (536,169)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $2,071,497
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 1999, there were no open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1999 there were no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the under lying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any in crease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

At June 30, 1999, the Fund had no open written options contracts.

7. Capital Shares

Transactions in shares of the Fund were as follows:

                                      Six Months Ended           Year Ended
                                        June 30, 1999         December 31, 1998
                                     ------------------      ------------------
                                     Shares      Amount      Shares      Amount
================================================================================
Shares issued on reinvestment          --          --        35,132     $373,399
================================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                1999(1)    1998     1997     1996     1995     1994(2)
=======================================================================================
Net Asset Value, Beginning
  of Period                     $10.61    $10.64   $10.47   $10.66   $ 9.95    $10.81
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income           0.27      0.55     0.57     0.58     0.58      0.58
  Net realized and unrealized
  gain (loss)                    (0.39)     0.01     0.28    (0.17)    0.73     (0.84)
---------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                     (0.12)     0.56     0.85     0.41     1.31     (0.26)
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.26)    (0.55)   (0.57)   (0.60)   (0.60)    (0.60)
  In excess of net investment
  income                            --        --    (0.01)      --       --        --
  Net realized gains             (0.00)    (0.04)   (0.10)      --       --        --
---------------------------------------------------------------------------------------
Total Distributions              (0.26)    (0.59)   (0.68)   (0.60)   (0.60)    (0.60)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period  $10.23    $10.61   $10.64   $10.47   $10.66    $ 9.95
---------------------------------------------------------------------------------------
Total Return, Based on
  Market Value*                  (8.68)%++  7.05%   13.42%    1.56%   15.93%    (9.34)%
---------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*               (0.94)%++  5.50%    8.49%    4.13%   13.72%    (2.33)%
---------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)         $86       $89      $89      $87      $88       $82
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                        0.76%+    0.76%    0.74%    0.77%    0.72%     0.72%
  Net investment income           5.09+     5.10     5.42     5.56     5.63      5.64
---------------------------------------------------------------------------------------
Portfolio Turnover Rate             13%       42%      58%      21%      13%       26%
---------------------------------------------------------------------------------------
Market Price, End of Period     $9.500   $10.688  $10.563   $9.938  $10.375    $9.500
=======================================================================================

(1)   For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

#     Amount represents less than $0.01.

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                    AMEX            Net Asset        Dividends      Reinvestment
Period         Closing Price*         Value*           Paid             Price
================================================================================
  1997
July               $10.75            $10.66           $0.048           $10.62
August              10.25             10.52            0.048            10.26
September           10.31             10.61            0.048            10.46
October             10.44             10.62            0.048            10.44
November            10.38             10.63            0.048            10.46
December            10.56             10.64            0.048            10.73
December+           10.56             10.64            0.102            10.64

  1998
January             10.94             10.69            0.048            10.64
February            10.63             10.63            0.048            10.63
March               10.06             10.58            0.048            10.21
April               10.00             10.51            0.045            10.00
May                  9.81             10.61            0.045             9.93
June                10.00             10.60            0.045            10.08
July                10.19             10.58            0.045            10.13
August              10.06             10.68            0.045            10.12
September           10.38             10.75            0.045            10.40
October             10.63             10.68            0.045            10.58
November            10.50             10.66            0.045            10.65
December            10.69             10.61            0.045            10.74
December+           10.69             10.61            0.036            10.61

1999
January              9.88             10.69            0.044            10.06
February            10.25             10.58            0.044            10.31
March               10.13             10.53            0.044            10.12
April               10.13             10.52            0.044            10.02
May                 13.63             10.40            0.044             9.86
June                 9.50             10.23            0.044             9.53
June+                9.50             10.23            0.006             9.53
================================================================================
*     On the last business day of the month.

+     Capital gain distribution.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                21

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 21, 1999, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Allan J. Bloostein and Richard E. Hanson, Jr. to serve as Directors until the year 2000 and the election of Lee Abraham, Jane F. Dasher and Donald R. Foley to serve as Directors until the year 2002; and

2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                            Shares        Percentage      Shares      Percentage
                             Voted        of Shares        Voted       of Shares
Directors*                    For           Voted         Against        Voted
================================================================================
Allan J. Bloostein         5,981,186        98.99%         60,992         1.01%
Richard E. Hanson, Jr.     5,983,098        99.02          59,090         0.98
Lee Abraham                5,981,441        98.99          60,737         1.01
Jane F. Dasher             5,987,738        99.10          54,440         0.90
Donald R. Foley            5,985,487        99.06          56,691         0.94
================================================================================

The results of the vote on Proposal 2 were as follows:

    Shares     Percentage     Shares      Percentage                Percentage
     Voted      of Shares      Voted       of Shares     Shares      of Shares
      For         Voted       Against        Voted     Abstaining    Abstained
================================================================================
   7,746,921     92.72%        4,600         0.06%       51,058        0.61%
================================================================================
* The following Directors, representing the balance of the Board of Directors, continue to serve: Paul Hardin, Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by "First Data" Investor Services Inc. as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                23

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by First Data in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by First Data, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to First Data Investor Services Group Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
             Smith Barney
             Intermediate                          [GRAPHIC OMITTED]
        Municipal Fund, Inc.
--------------------------------------------------------------------------------

DIRECTORS
Lee Abraham
Alan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSBC Fund Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Intermediate Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
INTERMEDIATE
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD0633  8/99